EXHIBIT 99.2

                      PRINT DATA CORPORATION AND SUBSIDIARY
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2000
                                   (UNAUDITED)


Current assets
  Cash                                                        $          7,286
  Accounts receivable, net                                             575,298
  Inventory                                                             12,655
  Notes and loans receivable - current portion                         122,030
  Prepaids                                                               3,831
                                                              ----------------
    Total Current Assets                                               721,100
                                                              ----------------
PROPERTY & EQUIPMENT - NET                                              42,655
                                                              ----------------
OTHER ASSETS
  Notes and loans receivable - long term portion                       533,953
  Deposits                                                               5,417
                                                              ----------------
    Total Other Assets                                                 539,370
                                                              ----------------
TOTAL ASSETS                                                  $      1,303,125
------------                                                  ================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                       $        885,709
  Capital leases payable - current                                       1,061
  Sales tax liability - current                                         39,902
  Notes and loans payable - current                                     96,450
  Deferred tax liability                                                17,066
                                                              ----------------
    Total Current Liabilities                                        1,040,188
                                                              ----------------
LONG TERM LIABILITIES
  Capital lease payable - long term portion                               -
  Sales tax liability - long term portion                              151,066
  Notes and loans payable - long term portion                          101,542
                                                              ----------------
    Total Long Term Liabilities                                        252,608
                                                              ----------------
TOTAL LIABILITIES                                                    1,292,796
                                                              ----------------
STOCKHOLDERS' EQUITY
  Common stock, $0.001 par value, 100,000,000 shares
    authorized, 24,125,000 shares issued and outstanding                24,125
  Additional paid in capital                                               875
  Retained earnings (deficit)                                          (14,671)
                                                              ----------------
    Total Stockholders' Equity                                          10,329
                                                              ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $      1,303,125
------------------------------------------                    ================

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                      PRINT DATA CORPORATION AND SUBSIDIARY
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE ELEVEN MONTHS ENDED NOVEMBER 30, 2000
                                   (UNAUDITED)


REVENUE                                                       $      4,219,116

COST OF GOODS                                                        2,567,589
                                                              ----------------
GROSS PROFIT                                                         1,651,527
                                                              ----------------
OPERATING EXPENSES
   Payroll and payroll taxes                                           750,993
   Commissions                                                         451,061
   Depreciation                                                         11,758
   Insurance                                                            79,564
   Other selling, general and administrative                           297,370
                                                              ----------------
     Total Operating Expenses                                        1,590,746
                                                              ----------------
INCOME FROM OPERATIONS                                                  60,781
                                                              ----------------
OTHER INCOME AND (EXPENSE)
   Interest income                                                      50,541
   Interest expense                                                    (26,569)
                                                              ----------------
     Total Other Income                                                 23,972
                                                              ----------------
INCOME BEFORE INCOME TAXES                                              84,753

Income tax expense                                                      17,066
                                                              ----------------
NET INCOME                                                    $         67,687
----------                                                    ================

Net income per share - basic and diluted                      $           0.02
                                                              ================
Weighted average number of shares outstanding during
  the period - basic and diluted                                     4,125,000
                                                              ================